EXHIBIT 31.1

                                 CERTIFICATIONS

         I, V. Jeffrey Harrell, certify that:

         1. I have reviewed this annual report on Form 10-KSB, of Video Without Boundaries, Inc.;

         2. Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report;

         3. Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this annual report;

         4. I am responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15 (e) and 15d-15(e) for the registrant and have;

                  a) designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including any consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this annual report, is being prepared; and

                  b) evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this annual report, (the "Evaluation Date"); and presented in this annual report, our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

         5. I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of registrant's board of directors (or persons performing the equivalent function):

                  a) all significant deficiencies and material weaknesses in the design or operation of internal controls and procedures over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and

                  b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control s and procedures over financial reporting.

December 5, 2005                           By: /s/ V. Jeffrey Harrell
                                                    ------------------------
                                                    V. Jeffrey Harrell,
                                                    Chief Executive Officer,
                                                    President, and
                                                    Principal Financial and
                                                    Accounting Officer